UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 19, 2013 (September 19, 2013)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 18, 2013, Caesars Entertainment Corporation (“Caesars”) announced that certain of its subsidiaries (the “Borrowers”) launched the syndication of $3,269.5 million of new senior secured credit facilities (the “Senior Facilities”), consisting of a $3,000 million term loan facility and a $269.5 million revolving credit facility. Caesars is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1 (the “Lender Material”), which information is incorporated by reference herein. This information, which has not been previously reported, was provided on September 19, 2013, to potential lenders for the proposed Senior Facilities.

The Lender Material contains “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. The Borrowers have based these forward-looking statements on their current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout the Lender Material. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in the Lender Material, are necessarily estimates reflecting the best judgment of the Borrowers’ management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth below and in the Lender Material.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•	the impact of the Borrowers’ substantial indebtedness and the restrictions in their debt agreements;

•	the Borrowers’ dependence on Caesars and Caesars Entertainment Operating Company, Inc. or services, access to intellectual property rights, the Total Rewards loyalty program, Caesars’ customer database and other services, rights and information;

•	the Borrowers’ ability to use Caesars’s customer-tracking, customer loyalty and yield-management programs to continue to increase customer loyalty and same-store or hotel sales;

•	the Borrowers’ dependence on Caesars’ management and the managers of the Borrowers’ properties;

•	the effects of competition, including locations of competitors, growth of online gaming, competition for new licenses and operating and market competition;

•	reductions in consumer discretionary spending due to economic downturns or other factors;

•	continued growth in consumer demand for non-gaming replacing demand for gambling;

•	construction factors related to Project Linq, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues;

•	costs and complexities in the development of Project Linq, including the High Roller observation wheel, could delay its opening;

•	the Borrowers’ ability to realize any or all of their projected increases to Adjusted EBITDA that they attribute to the completion of Project Linq;

•	Project Linq is dependent on tenants for its success and may not be able to lease, renew leases and relet space at Project Linq;

•	the Borrowers’ ability to renew their agreement to host the World Series of Poker’s Main Event;

•	the Borrowers’ ability to retain their resident performers on acceptable terms;

•	uncertainty in the completion of projects neighboring the Borrowers’ properties that are expected to be beneficial to their properties;

•	the Borrowers’ ability to realize any or all of their projected cost savings;

•	changes in the extensive governmental regulations to which the Borrowers are subject, and changes in laws, including increased tax rates, smoking bans, gaming regulations or accounting standards, third-party relations and approvals, and decisions, disciplines and fines of courts, regulators and governmental bodies;

•	any impairments to goodwill, indefinite-lived intangible assets, or long-lived assets that the Borrowers may incur;

•	acts of war or terrorist incidents, severe weather conditions, uprisings or natural disasters, including losses therefrom, including losses in revenues and damage to property, and the impact of severe weather conditions on the Borrowers’ ability to attract customers to certain of their facilities, such as the amount of losses and disruption to their business as a result of Hurricane Sandy in late October 2012;

•	fluctuations in energy prices;

•	work stoppages and other labor problems;

•	the impact, if any, of unfunded pension benefits under multi-employer pension plans;

•	the Borrowers’ ability to recover on credit extended to their customers;

•	the potential difficulties in employee retention and recruitment as a result of the Borrowers’ substantial indebtedness, the ongoing downturn in the gaming industry, or any other factor;

•	differences in the Borrowers’ interests and those of their controlling equity holders;

•	damage caused to the Borrowers’ brands due to the unauthorized use of their brand names by third parties;

•	the failure of Caesars to protect the trademarks that are licensed to the Borrowers;

•	the Borrowers may be subject to fraudulent transfer litigation that may require them to return the assets acquired in the transactions, or their value, to Caesars;

•	litigation outcomes and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions, and fines and taxation;

•	the Borrowers’ ability to access additional capital on acceptable terms or at all;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the Borrowers’ exposure to environmental liability, including as a result of unknown environmental contamination;

•	the Borrowers’ ability to recoup costs of capital investments through higher revenues;

•	access to insurance on reasonable terms for the Borrowers’ assets;

•	the effects of compromises to the Borrowers’ information systems or unauthorized access to confidential information or their customers’ personal information; and

•	the effects of deterioration in the success of third parties adjacent to the Borrowers’ business.

In addition, the Lender Material includes projections related to the anticipated completion of Project Linq and the Borrowers may not realize any or all of our projected increases to historical operating results that they attribute to the completion of Project Linq. The projections contained therein are based on the current estimates of the Borrowers, but they involve risks, uncertainties, assumptions and other factors that may cause actual results, performance or achievements of the Borrowers to be materially different from any future results, performance or achievements expressed or implied by projections. These projections include estimates of the results of operations once the related project is open or fully implemented and operated at a steady state, which may not occur until 12 to 24 months after the High Roller observation wheel commences operations. The future performance of the Borrowers may differ significantly from the projected performance of the Borrowers set forth in the Lender Material. Assumptions relating to these projections involve judgments with respect to, among other things, estimated consumer interest in Project Linq’s High Roller observation wheel, costs and expenses of operating the High Roller observation wheel and Project Linq retail and the estimated impact of Project Linq on visitation and gaming revenue at the Borrowers’ adjacent casino properties, as well as future economic, competitive, industry and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Borrowers. In addition, Caesars and the Borrowers do not have experience in operating amusement attractions such as the High Roller observation wheel or large outdoor retail centers, such as Project Linq, and therefore these projections are not based on prior operating experience of the Borrowers or their affiliates. Although the Borrowers believe that the assumptions underlying the projections are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the projections herein will prove to be accurate or that the objectives and plans expressed in these projections will be achieved. For example, the project may not be completed on time or as anticipated. Also, the businesses of Project Linq’s tenants may not perform as the Borrowers or they estimate, which would result in the projected annual rental income from Project Linq being less than the Borrowers estimated. In addition, although the projections for the High Roller observation wheel are based in part on results for the London Eye as of 2010, there can be no assurance of the volume of customers or the ticket price that the wheel can support. If ridership on the High Roller observation wheel or spend per passenger are less than the Borrowers’ estimates, the Borrowers will not achieve the projected increase in Adjusted EBITDA estimated to be attributable to the operation of the observation wheel. Further, the estimated increase in Adjusted EBITDA relating to anticipated increased gambling at properties adjacent to Project Linq involves a large number of assumptions relating to increased attendance, gambling habits of the new customers and EBITDA margins relating to increased gambling, and actual results may vary significantly. If the actual results from completion of Project Linq and the High Roller observation wheel are significantly worse than estimated in the Borrowers’ projections, such results could have an adverse effect on the Borrowers’ business, financial condition, results of operations and their ability to service their indebtedness.

As part of their business strategy, the Borrowers have implemented certain cost-savings programs and are in the process of identifying opportunities to improve profitability by reducing costs. For example, Caesars Entertainment is currently in the process of reviewing its corporate level expenses and has identified cost savings, a portion of which would directly reduce the expenses of the Borrowers. Any cost savings that the Borrowers realize from such efforts may differ materially from their estimates. In addition, any cost savings that the Borrowers realize may be offset, in whole or in part, by reductions in revenues, or through increases in other expenses. For example, cutting advertising or marketing expenses may have an unintended negative affect on their revenues. The Borrowers’ cost savings plans are subject to numerous risks and uncertainties that may change at any time. The Borrowers cannot assure investors that cost-savings initiatives will be completed as anticipated or that the benefits the Borrowers expect will be achieved on a timely basis or at all. The Borrowers’ calculation of LTM Adjusted EBITDA—Pro Forma includes adjustments for estimated cost savings expected to be realized. Although the Borrowers’ management believes these estimates and assumptions to be reasonable, investors should not place undue reliance upon the calculation of LTM Adjusted EBITDA—Pro Forma given how it is calculated and the possibility that the underlying estimates and assumptions may ultimately not reflect actual results.

Investors are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of the Lender Material. Caesars and the Borrowers undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of the Lender Material or to reflect the occurrence of unanticipated events, except as required by law.

The information set forth in this Current Report on Form 8-K, including the Exhibit 99.1 referenced herein, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Caesars’ filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Disclosure provided to lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: September 19, 2013	By:	/s/ Michael D. Cohen
Michael D. Cohen
Senior Vice President, Deputy General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Disclosure provided to lenders.